MainStay S&P 500 Index Fund - Summary Prospectus	February 26, 2010
TICKER SYMBOLS
Class A: MSXAX	Investor Class: MYSPX
Class I: MSPIX
MSSP01-02/10 09

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by clicking the links above, by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 26, 2010, and most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section on page 58 of the Prospectus and in the "Alternative Sales Arrangements" section on page 122 of the Statement of Additional Information.

	Investor Class	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's daily net assets)[1]	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.65%	0.36%	0.36%
Total Annual Fund Operating Expenses[2]	1.15%	0.86%	0.61%
Fee Recoupments /Waivers / Reimbursements[2]	(0.26)%	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Recoupments / Waivers / Reimbursements[2]	0.89%	0.60%	0.35%
1

The management fee is an annual percentage of the Fund's average daily net assets as follows: 0.25% on assets up to $1 billion, 0.225% on assets from $1 billion to $2 billion, 0.215% on assets from $2 billion to $3 billion and 0.20% on assets in excess of $3 billion.

2

Effective August 1, 2009, New York Life Investment Management LLC ("New York Life Investments") entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses so that the total ordinary operating expenses for the Fund's Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund if it does not cause the Fund to exceed existing expense limitations and the recoupment is made during the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement. Prior to August 1, 2009, the Fund had a different expense limitation arrangement in place.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. The Example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year, but does not take into account the voluntary waiver. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

Expenses after	Investor Class	Class A	Class I
1 year	$388	$359	$36
3 years	$629	$541	$169
5 years	$890	$738	$314
10 years	$1,633	$1,306	$737

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in stocks as represented in the S&P 500® Index in the same proportion, to the extent feasible.

Investment Process: Madison Square Investors LLC, the Fund's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Fund's holdings because of changes in the composition of the S&P 500® Index. The correlation between the investment performance of the Fund and the S&P 500® Index is expected to be at least 0.95, before charges, fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value ("NAV") of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index.

The Fund may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves, while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may invest in such derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Fund's holdings.

S&P 500® Index Risk: If the value of the S&P 500® Index declines, the NAV of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the makeup of the S&P 500® Index or the number of shares outstanding for the components of the S&P 500® Index; and the timing and amount of contributions to, and redemptions from, the Fund by shareholders.

Consistent with its principal investment strategy, the Fund's investments include S&P 500® Index futures, which are a type of derivative. The Fund may lose money using derivatives. The use of derivatives may involve a small investment of cash relative to the magnitude of risk assumed and may increase the volatility of the Fund's net asset value.

Derivatives Risk: The Fund may lose money using derivatives, regardless of the purpose for using such instruments. Using derivatives may increase the volatility of the Fund's NAV and may involve a small investment relative to the risk assumed.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(by calendar year 2000-2009)

Best Quarter
2Q/09	15.82%
Worst Quarter
4Q/08	-21.95%

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
Return Before Taxes
Investor Class	21.94%	-0.76%	-1.73%
Class A	22.00%	-0.75%	-1.73%
Class I	26.14%	0.19%	-1.14%
Return After Taxes on Distributions
Class I	25.83%	-0.15%	-1.73%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	17.39%	0.10%	-1.14%
S&P 500® Index
(reflects no deductions for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Madison Square Investors LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Francis J. Ok, Managing Director	Since 1996
	Lee Baker, Director	Since 2008

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 59 of the Prospectus.